                                         [LOGO]PIONEER
                                               INVESTMENTS-Registered Trademark-

PIONEER
INTERNATIONAL GROWTH
FUND

ANNUAL REPORT 11/30/00

 TABLE OF CONTENTS
----------------------------------------------------------------------------
 Letter from the President                                             1


 Portfolio Summary                                                     2


 Performance Update                                                    3


 Portfolio Management Discussion                                       6


 Schedule of Investments                                              10


 Financial Statements                                                 18


 Notes to Financial Statements                                        24


 Report of Independent Public Accountants                             30


 Results of Shareowner Meeting                                        31


 Trustees, Officers and Service Providers                             32


 The Pioneer Family of Mutual Funds                                   33


 Retirement Plans from Pioneer                                        34


 Programs and Services for Pioneer Shareowners                        36

 PIONEER INTERNATIONAL GROWTH FUND

 LETTER FROM THE PRESIDENT 11/30/00

DEAR SHAREOWNER,
--------------------------------------------------------------------------------
The year 2000, the last year of the old millennium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millennium unfolds we expect investors to get back to work assessing the policies of the new administration, evaluating the prospects for a growing economy and identifying undervalued companies.

As seasoned investors we treat periods of turmoil as periods of opportunity, looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.

AN IMPORTANT ANNOUNCEMENT FROM PIONEER
I'm very happy to report that, on October 24, 2000, Pioneer Investment Management, Inc. became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001 all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global Individual and institutional clients under the name Pioneer Investments-Registered Trademark-. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareowners will benefit from this merger.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,


/s/ David Tripple

 David Tripple
 President
 Pioneer Investment Management, Inc.

PIONEER INTERNATIONAL GROWTH FUND

PORTFOLIO SUMMARY 11/30/00

PORTFOLIO DIVERSIFICATION
---------------------------------------------------
(As a percentage of equity holdings)
[PIE CHART]

Technology                                      22%
Communication Services                          14%
Financial                                       15%
Consumer Cyclicals                              14%
Consumer Staples                                11%
Energy                                           5%
Basic Materials                                  7%
Capital Goods                                    4%
Healthcare                                       5%
Other                                            3%

GEOGRAPHICAL DISTRIBUTION
---------------------------------------------------
(As a percentage of equity holdings)
[BAR CHART]


United Kingdom                21.0%
Japan                         17.1%
France                        13.1%
Switzerland                    6.3%
Italy                          5.1%
Finland                        4.7%
Germany                        4.6%
Netherlands                    4.3%
Spain                          4.1%
Australia                      3.4%
Canada                         2.6%
Singapore                      2.1%
Mexico                         1.9%
Sweden                         1.6%
Hong Kong                      1.5%
South Korea                    1.1%
India                          1.0%
Israel                         1.0%
Taiwan                         0.7%
Brazil                         0.6%
European Union                 0.5%
United States                  0.6%
Greece                         0.3%
Thailand                       0.3%
Norway                         0.2%
South Africa                   0.2%
Peoples Republic of China      0.1%


10 LARGEST HOLDINGS
---------------------------------------------------
(As a percentage of equity holdings)

1.  Nokia Oyj                      2.58%
2.  Vodafone AirTouch Plc          2.51
3.  Canon, Inc.                    2.22
4.  Total Fina Elf SA              2.08
5.  Kao Corp.                      1.99
6.  Novartis AG                    1.97
7.  Renault SA                     1.93
8.  Telefonica SA                  1.91
9.  Aventis SA                     1.90
10. Axa                            1.76

Fund holdings will vary for other periods.

PIONEER INTERNATIONAL GROWTH FUND
---------------------------------------------------
PERFORMANCE UPDATE 11/30/00     CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS
------------------------------

NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $17.87          $21.14
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               -

INVESTMENT RETURNS
---------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the MSCI All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

          NET ASSET PUBLIC OFFERING
PERIOD      VALUE    PRICE*
Life-of-Fund    8.35%      7.52%
(3/25/93)
5 Years         3.08       1.87
1 Year        -15.47     -20.33

[CHART]
GROWTH OF $10,000+

                Pioneer International
                     Growth Fund*        MSCI EAFE Index      ACWF ex U.S. Index
      3/93              $ 9,425             $10,000                 $ 10,000
                        $10,170             $11,180                 $ 11,968
                        $13,134             $11,040                 $ 13,090
                        $14,807             $12,696                 $ 12,912
     11/94              $14,451             $12,676                 $ 12,928
                        $13,892             $13,322                 $ 13,382
                        $15,002             $13,638                 $ 13,640
                        $17,153             $14,745                 $ 14,860
     11/96              $16,713             $15,243                 $ 15,304
                        $18,635             $15,858                 $ 16,156
                        $18,256             $15,180                 $ 15,260
                        $19,821             $17,617                 $ 17,349
     11/98              $16,556             $17,673                 $ 17,079
                        $17,051             $18,381                 $ 18,099
                        $20,656             $21,402                 $ 21,114
                        $21,028             $21,537                 $ 21,445
     11/00              $17,461             $19,335                 $ 18,990

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins March 31, 1993. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Portugal, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI All Country World Free Index excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. We believe the ACWF Index is more representative of the companies in the Fund's portfolio than the EAFE Index and will not provide the EAFE Index in the future. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL GROWTH FUND
---------------------------------------------------
PERFORMANCE UPDATE 11/30/00     CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS
------------------------------

NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $17.22          $20.56
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               -

INVESTMENT RETURNS
---------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the MSCI All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Fund    2.39%      2.39%
(4/4/94)
5 Years         2.21       2.06
1 Year        -16.24     -19.60

[CHART]

GROWTH OF $10,000+

                  Pioneer International                      ACWF ex
                       Growth Fund*      MSCI EAFE Index    U.S. Index
        4/94             $10,000            $10,000           $10,000
                         $10,087             $9,943           $10,582
       11/94              $9,803             $9,927           $10,087
                          $9,388            $10,433           $10,441
                         $10,102            $10,680           $10,642
                         $11,506            $11,548           $11,594
       11/96             $11,157            $11,937           $11,940
                         $12,396            $12,419           $12,605
                         $12,093            $11,888           $11,906
                         $13,076            $13,796           $13,536
       11/98             $10,877            $13,841           $13,325
                         $11,146            $14,395           $14,121
                         $13,456            $16,761           $16,473
                         $13,646            $16,866           $16,731
       11/00             $11,270            $15,142           $14,816


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins April 30, 1994. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI All Country World Free Index excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. We believe the ACWF Index is more representative of the companies in the Fund's portfolio than the EAFE Index and will not provide the EAFE Index in the future. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL GROWTH FUND
---------------------------------------------------
PERFORMANCE UPDATE 11/30/00    CLASS C SHARES
SHARE PRICES AND DISTRIBUTIONS
-------------------------------

NET ASSET VALUE
PER SHARE                    11/30/00        11/30/99
                             $17.08          $20.43
DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/99-11/30/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               -

INVESTMENT RETURNS
---------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the MSCI All Country World Free Index (ACWF), excluding the U.S.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2000)

                     IF         IF
PERIOD              HELD     REDEEMED*
Life-of-Fund        0.86%      0.86%
(1/31/96)
1 Year            -16.40     -16.40

[CHART]

GROWTH OF $10,000+

                    Pioneer International                      ACWF ex
                        Growth Fund*       MSCI EAFE Index    U.S. Index
         1/96             $10,000              $10,000         $10,000
                          $10,076              $10,034         $10,187
                          $10,588              $10,351         $10,390
                          $10,023              $10,127         $10,355
        11/96             $10,275              $10,700         $10,646
                          $10,998              $10,359         $10,497
                          $11,415              $11,132         $11,860
                          $11,702              $11,044         $11,751
        11/97             $11,143              $10,656         $10,616
                          $12,353              $11,962         $12,205
                          $12,061              $12,367         $12,024
                           $9,067              $11,027         $10,206
        11/98             $10,079              $12,406         $11,881
                           $9,812              $12,551         $12,582
                          $10,331              $12,903         $13,169
                          $11,277              $13,855         $13,616
        11/99             $12,467              $15,024         $14,688
                          $14,816              $15,746         $16,215
                          $12,595              $15,118         $15,554
                          $12,632              $15,182         $14,285
        11/00             $10,423              $13,573         $13,211


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

+ Index Comparison begins January 31, 1996. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization-weighted index of international stock markets. The Index includes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI All Country World Free Index excluding the United States, is composed of 46 markets -- 21 developed countries and 25 emerging countries. We believe the ACWF Index is more representative of the companies in the Fund's portfolio than the EAFE Index and will not provide the EAFE Index in the future. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

     Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER INTERNATIONAL GROWTH FUND

PORTFOLIO MANAGEMENT DISCUSSION 11/30/00

After a rise in stock prices during the early months of Pioneer International Growth Fund's fiscal year, international markets reversed course. Given the high-quality companies comprising your portfolio, we're riding out the storm with an eye to better days. In the following interview, portfolio manager Pavlos
M. Alexandrakis discusses the factors influencing your Fund's performance for the year ended November 30, 2000.

Q:   HOW DID THE FUND WEATHER THE CORRECTION IN INTERNATIONAL MARKETS?

A: It was a very challenging period for many industries across international markets, but the steepest declines came in technology-related stocks. Your Fund suffered disproportionately relative to its peers, since it holds a large weighting in technology and telecommunications stocks. During the second half of the year, investors' concerns about world growth and corporate profits depressed stock prices further. However, stocks in the Fund that tend to do well in periods of slower growth performed quite well and helped soften the negative performance of other investments.

     Class A, B and C shares generated total returns of -15.47%, -16.24% and -16.40%, respectively, at net asset value for the year ending November 30, 2000. The Fund's comparative benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index excluding the United States returned -9.67% for the same period. The 678 international funds tracked by Lipper, Inc. posted a return of -8.99%. (Lipper is an independent firm that tracks mutual fund performance.)

Q: DO YOU ANTICIPATE ANY MAJOR SHIFTS IN THE PORTFOLIO GIVEN SIGNS OF A GLOBAL SLOWDOWN?

A: While we are constantly fine-tuning the Fund in response to changing market conditions, we do not anticipate major changes to the portfolio. We constantly weigh the risk/reward quotient of every holding in the Fund and believe the current composition best captures a wide range of opportunities in international markets.

     Our decision-making revolves around a simple formula. We invest 80% of the assets in strategic long-term investments, which we tend to buy and hold through all market conditions until they achieve our objectives. These

PIONEER INTERNATIONAL GROWTH FUND

     companies are seasoned global leaders with talented management teams, sound balance sheets and the ability to deliver strong returns over the long term. Short-term market pressure becomes an opportunity to buy more stock at bargain prices. For instance, cellular handset provider NOKIA (Finland) predicted slower mobile phone sales for the second half of 2000. Its stock price dropped significantly in the aftermath of the announcement, when investors indiscriminately sold in response to temporary, overblown fears. Ultimately, Nokia proved to be a positive influence on your Fund, delivering a gain of 20% for the year.


     Electronic components and semiconductors temporarily hurt performance when prices of chips fell in response to low demand from personal computer makers. Once again, we decided to hold onto Fund holdings, including STMICROELECTRONICS (France), PHILIPS ELECTRONICS (Netherlands) and HYUNDAI ELECTRONIC INDUSTRIES CO. (South Korea), because they work closely with the cellular phone market, which has a more robust outlook.


Q:   WHERE IS THE BALANCE OF ASSETS INVESTED?

A: The remaining 20% of the portfolio is more tactical and is invested in companies that we would hold for a shorter period of time than the strategic component. Internet-related companies or potential mergers and acquisitions candidates provide fertile ground for investment. For example, we've invested in three alternative telecommunications providers - CABLE & WIRELESS (United Kingdom), COLT TELECOM (United Kingdom) and EQUANT (France) - which are competing with larger, well-established companies to provide long distance service. We believe these fund holdings are attractive takeover candidates, because purchasing businesses with established assets is a quicker and more affordable way to expand a company's global presence than replicating it.


Q:   WHAT CONTRIBUTED TO THE FAVORABLE RETURNS IN THE OIL AND FINANCIAL SECTORS?

A: Rising oil prices helped push up the profits, and ultimately, the stock prices of oil companies higher. Fund holdings TOTAL FINA ELF (France), ENI (Italy), SHELL TRANSPORT & TRADING CO. (United Kingdom) and PETROBRAS

PIONEER INTERNATIONAL GROWTH FUND
PORTFOLIO MANAGEMENT DISCUSSION                                  (CONTINUED)

     BRASILEIRO (Brazil) made strong gains during the year. We expect oil prices to stabilize and possibly decline in 2001, so we have shifted the Fund's emphasis from producers to drillers. We invested the proceeds from the sale of LASMO (United Kingdom), which is in takeover talks, in ENTERPRISE OIL (United Kingdom), an oil exploration company.


     Solid earnings growth and increased interest among investors for savings and investment strategies are favorably impacting European financial stocks. Fund holdings are focused on private banking and investment management companies rather than traditional commercial banking institutions. BIPOP-CARIRE (Italy), RAS (Italy) and ROYAL BANK OF SCOTLAND GROUP (United Kingdom) were strong performers. We've minimized financial investments in Asia, as the fate of these companies is too closely linked with those of local technology companies.


Q:   HAS THE FUND'S GEOGRAPHIC FOCUS SHIFTED?

A: Political uncertainties and lack of genuine banking reform prompted us to trim five percent of the Fund's assets in Japan during the last half of the year. The Fund's considerable underweighting relative to its benchmark proved to be a wise decision as Japan was one of the poorest performing countries for the year. We reallocated the proceeds evenly to Europe and Canada.

     Of the 52 countries comprising the Morgan Stanley Capital International
     (MSCI) All Country World Free Index excluding the United States, Canada was one of only eight countries posting positive performance for the 12-month period. Unemployment is at a 24-year low, inflation remains below two percent and Canadian stocks offer good value. Optical communications equipment provider NORTEL NETWORKS CORP., newsprint producer ABITIBI-CONSOLIDATED and aerospace leader BOMBARDIER represent the Fund's largest Canadian holdings.

PIONEER INTERNATIONAL GROWTH FUND

Q:   WHAT'S YOUR OUTLOOK?


A: Concerns about slowing world growth and dwindling corporate profits will produce choppy markets for the foreseeable future. However, 2001 should bring lower interest rates as the world's central banks take steps to foster economic growth. With Europe set to overtake the United States as the engine of world growth and low stock valuations available in foreign markets, international markets are poised to lead the recovery in the world's financial markets. We believe your Fund is well positioned to benefit from long-term structural forces destined to shape this recovery.

PIONEER INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS 11/30/00

      SHARES                                                                  VALUE
                    PREFERRED STOCKS  - 2.8%
      461,173       News Corp. Ltd.                                    $    3,558,928
       60,000       Petrobras Brasileiro SA                                 1,445,233
       14,000       SAP AG                                                  1,842,294
                                                                       --------------
                    TOTAL PREFERRED STOCKS                             $    6,846,455
                                                                       --------------
                    (Cost $6,841,793)                                  $    6,846,455
                                                                       --------------

                    COMMON STOCKS - 97.2%
                    BASIC MATERIALS - 7.3%
                    CHEMICALS (DIVERSIFIED) - 2.6%
       60,000       Aventis SA                                         $    4,702,587
      500,000       WMC Ltd.                                                1,906,112
                                                                       --------------
                                                                       $    6,608,699
                                                                       --------------
                    CONSTRUCTION (CEMENT & AGGREGATES) - 1.8%
      380,003       Cemex, SA (CPO)                                    $    1,506,362
        2,740       Holderbank Financiere Glarus AG (Bearer Shares)         2,859,954
                                                                       --------------
                                                                       $    4,366,316
                                                                       --------------
                    PAPER & FOREST PRODUCTS - 2.0%
      172,000       Abitibi Consolidated, Inc.                         $    1,490,002
      120,000       UPM-Kymmene Corp.                                       3,442,825
                                                                       --------------
                                                                       $    4,932,827
                                                                       --------------
                    METALS MINING - 0.9%
      150,000       Rio Tinto Plc                                      $    2,234,599
                                                                       --------------
                    TOTAL BASIC MATERIALS                              $   18,142,441
                                                                       --------------
                    CAPITAL GOODS - 4.0%
                    AEROSPACE/DEFENSE - 0.6%
       70,000       European Aeronautic Defence*                       $    1,466,678
                                                                       --------------
                    ENGINEERING & CONSTRUCTION - 0.5%
       27,000       Bouygues SA                                        $    1,185,427
                                                                       --------------
                    MACHINERY (DIVERSIFIED) - 0.7%
      700,000       Invensys Plc                                       $    1,691,586
                                                                       --------------
                    OFFICE EQUIPMENT & SUPPLIES - 2.2%
      140,000       Canon, Inc.                                        $    5,490,196
                                                                       --------------
                    TOTAL CAPITAL GOODS                                $    9,833,887
                                                                       --------------

    The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND

       SHARES                                                                  VALUE
                    COMMUNICATION SERVICES - 14.0%
                    CELLULAR/WIRELESS TELECOMMUNICATIONS - 5.9%
       39,200       China Telecom Hong Kong Ltd. (A.D.R.)*             $    1,038,800
       84,000       Libertel NV*                                              967,643
          150       NTT Mobile Communications Network, Inc.                 3,826,910
       45,000       SK Telecom Co. Ltd. (A.D.R.)                              959,063
       86,000       Sonera Group Plc                                        1,644,158
    1,800,000       Vodafone AirTouch Plc                                   6,198,452
                                                                       --------------
                                                                       $   14,635,026
                                                                       --------------
                    TELECOMMUNICATIONS (LONG DISTANCE) - 2.5%
      300,000       Cable & Wireless Plc                               $    3,722,910
       60,000       COLT Telecom Group Plc*                                 1,027,745
       30,000       KPNQwest NV *                                             571,196
       27,000       NTL, Inc.*                                                735,750
                                                                       --------------
                                                                       $    6,057,601
                                                                       --------------
                    TELEPHONE - 5.6%
      204,000       British Telecom Plc                                $    1,760,216
      140,000       Global Telesytems Group, Inc.*                            175,000
       60,000       Hellenic Telecommunication Organization SA                860,240
       58,405       Koninklije KPN NV                                         786,033
       25,000       Korea Telecom Corp. (A.D.R.)                              681,250
          300       Nippon Telegraph & Telephone Corp.                      2,582,826
        4,000       Swisscom AG (Registered Shares)                           956,221
      300,000       Telefonica SA*                                          4,720,843
       30,000       Telefonos De Mexico (A.D.R.)                            1,406,250
                                                                       --------------
                                                                       $   13,928,879
                                                                       --------------
                    TOTAL COMMUNICATION SERVICES                       $   34,621,506
                                                                       --------------
                    CONSUMER CYCLICALS - 12.5%
                    AUTO PARTS & EQUIPMENT - 1.0%
       70,000       AutoLiv Inc. (Swedish Depository Receipt)          $    1,436,971
      100,000       GKN Plc                                                 1,094,555
                                                                       --------------
                                                                       $    2,531,526
                                                                       --------------
                    AUTOMOBILES - 3.5%
      125,000       Bayerische Motoren Werke AG                        $    3,792,759
      100,000       Renault SA                                              4,773,008
                                                                       --------------
                                                                       $    8,565,767
                                                                       --------------
                    DISTRIBUTORS (DURABLES) - 0.8%
      400,000       Itochu Corp.                                       $    1,857,111
                                                                       --------------

   The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS 11/30/00                                 (CONTINUED)

      SHARES                                                                 VALUE
                    HARDWARE & TOOLS - 1.0%
      311,000       Makita Corp.                                       $    2,481,271
                                                                       --------------
                    HOUSEHOLD FURNISHINGS & APPLIANCES - 1.2%
       41,000       Sony Corp.                                         $    3,090,016
                                                                       --------------
                    LEISURE TIME (PRODUCTS) - 1.2%
      500,000       Tabcorp Holdings Ltd.                              $    2,953,947
                                                                       --------------
                    PUBLISHING (NEWSPAPERS) - 1.6%
       91,700       Naspers Ltd., Plc                                  $      378,657
      400,000       Reed International Plc                                  3,582,181
                                                                       --------------
                                                                       $    3,960,838
                                                                       --------------
                    RETAIL (GENERAL MERCHANDISE) - 0.4%
       30,000       Lawson, Inc.                                       $    1,019,608
                                                                       --------------
                    RETAIL (SPECIALTY - APPAREL) - 0.4%
    2,000,000       Giordano International Ltd.                        $      974,378
                                                                       --------------
                    SERVICES (ADVERTISING/MARKETING) - 0.2%
        1,000       Publigroupe SA                                     $      570,277
                                                                       --------------
                    TEXTILES (APPAREL) - 1.2%
       32,000       Gucci Group NV (NY Shares)                         $    2,974,000
                                                                       --------------
                    TOTAL CONSUMER CYCLICALS                           $   30,978,739
                                                                       --------------
                    CONSUMER STAPLES - 10.4%
                    BEVERAGES (NON-ALCOHOLIC) - 1.4%
      500,000       Cadbury Schweppes Plc                              $    3,500,445
                                                                       --------------
                    BROADCASTING (CABLE/TELEVISION/RADIO) - 2.2%
        5,000       Canal Plus                                         $      632,489
       18,000       EM TV & Merchandising AG*                                 303,908
       35,000       Grupo Televisa, SA (A.D.R.)*                            1,629,688
       10,000       Nippon Broadcasting System Inc.                           435,429
       90,000       Reuters Group Plc                                       1,325,407
      100,000       United Pan-Europe Communications NV*                    1,130,220
                                                                       --------------
                                                                       $    5,457,141
                                                                       --------------
                    ENTERTAINMENT - 0.4%
      300,000       Manchester United Plc                              $    1,007,488
                                                                       --------------
                    FOODS - 3.1%
       27,000       Groupe Danone*                                     $    3,584,451
        1,500       Nestle SA                                               3,257,487
      168,700       Tata Tea Ltd. (G.D.S.) (144A)*                            695,888
                                                                       --------------
                                                                       $    7,537,826
                                                                       --------------


    The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND

      SHARES                                                                  VALUE
                    HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.0%
      160,000       Kao Corp.                                          $    4,904,215
                                                                       --------------

                    RETAIL STORES (DRUG STORES) - 0.6%
      175,000       Boots Company Plc                                  $    1,517,452
                                                                       --------------
                    RETAIL STORES (FOOD CHAINS) - 0.7%
       30,000       Carrrefour Supermarche                             $    1,806,179
                                                                       --------------
                    TOTAL CONSUMER STAPLES                             $   25,730,746
                                                                       --------------
                    ENERGY - 4.6%
                    OIL (DRILLING & EQUIPMENT) - 0.3%
      100,000       Enterprise Oil Plc                                 $      831,578
                                                                       --------------
                    OIL (INTERNATIONAL INTEGRATED) - 1.0%
      300,000       Shell Transport & Trading Co.                      $    2,371,063
                                                                       --------------
                    OIL & GAS (REFINING & MARKETING) - 3.3%
      520,000       ENI SpA                                            $    3,128,450
       36,000       Total Fina Elf SA                                       5,142,330
                                                                       --------------
                                                                       $    8,270,780
                                                                       --------------
                    TOTAL ENERGY                                       $   11,473,421
                                                                       --------------
                    FINANCIAL - 15.3%
                    BANKS (MAJOR REGIONAL) - 4.9%
      365,000       Banca Popolare di Milano                           $    2,335,557
       50,000       Banco Popular Espanol                                   1,647,514
      250,000       Banco Santander Central Hispano, SA                     2,210,451
      800,000       Bangkok Land Ltd. (Foreign Shares)                        707,924
      380,000       Bipop-Carire SpA                                        2,847,808
      208,102       Development Bank of Singapore Ltd.                      2,360,886
                                                                       --------------
                                                                       $   12,110,140
                                                                       --------------
                    BANKS (MONEY CENTER) - 1.6%
      180,000       Royal Bank of Scotland Group                       $    3,692,205
      180,000       Royal Bank of Scotland Group (Bonus Shares)*              207,255
                                                                       --------------
                                                                       $    3,899,460
                                                                       --------------
                    BANKS (REGIONAL) - 0.5%
       50,000       Toronto-Dominion Bank                              $    1,291,279
                                                                       --------------
                    FINANCIAL (DIVERSIFIED) - 1.4%
      144,000       Cheung Kong Holdings Ltd.                          $    1,620,031
      323,000       Collins Stewart Holdings Plc (144A)*                    1,744,750
           50       ICICI Ltd.                                                     93
                                                                       --------------
                                                                       $    3,364,874
                                                                       --------------

    The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS 11/30/00                                 (CONTINUED)

       SHARES                                                                 VALUE
                    INSURANCE (LIFE/HEALTH) - 1.6%
        3,800       Muenchener Rueckver AG                             $    1,246,164
      180,000       Prudential Corp. Plc                                    2,757,000
                                                                       --------------
                                                                       $    4,003,164
                                                                       --------------
                    INSURANCE (MULTI-LINE) - 4.6%
       31,000       Axa Financial Inc.                                 $    4,339,177
      320,000       Ras SpA                                                 4,256,584
        5,000       Zurich Allied AG                                        2,695,853
                                                                       --------------
                                                                       $   11,291,614
                                                                       --------------
                    INVESTMENT BANKING/BROKERAGE - 0.7%
      170,000       Daiwa Securities Group, Inc.                       $    1,785,441
                                                                       --------------
                    TOTAL FINANCIAL                                    $   37,745,972
                                                                       --------------
                    HEALTHCARE - 5.0%
                    HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 5.0%
      142,000       Glaxo Wellcome Plc                                 $    4,123,858
        3,000       Novartis AG                                             4,866,359
       33,000       Schering AG                                             1,807,483
      100,000       Smithkline Beecham Plc                                  1,307,780
        3,000       Syngenta AG*                                              134,793
                                                                       --------------
                    TOTAL HEALTHCARE                                   $   12,240,273
                                                                       --------------
                    TECHNOLOGY - 21.4%
                    COMMUNICATIONS EQUIPMENT - 6.2%
       15,000       Alcatel SA (A.D.R.)                                $      743,337
       60,000       Marconi Plc                                               571,017
       24,000       Matsushita Communication Industrial Ltd.                3,340,636
      152,000       Nokia Oyj                                               6,362,967
       10,000       Nortel Networks Corp.                                     377,500
       40,000       Nortel Networks Corp. (Foreign Shares)                  1,500,684
      210,000       Telefonaktiebologet LM Ericsson                         2,396,114
                                                                       --------------
                                                                       $   15,292,255
                                                                       --------------
                    COMPUTERS (HARDWARE) - 0.6%
      520,520       Compal Electronics Corp.                           $      811,589
        5,000       Samsung Electronics                                       666,392
                                                                       --------------
                                                                       $    1,477,981
                                                                       --------------
                    COMPUTERS (NETWORKING) - 0.6%
       38,000       Equant NV*                                         $    1,146,391
       66,700       Redbus Interhouse*                                        175,406


    The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND

       SHARES                                                                 VALUE
                    COMPUTERS (NETWORKING) - (CONTINUED)
       67,250       Sohu.com Inc.*                                     $      147,109
                                                                       --------------
                                                                       $    1,468,906
                                                                       --------------
                    COMPUTERS (SOFTWARE & SERVICES) - 3.8%
       60,000       Autonomy Corp. Plc*                                $    1,982,993
       23,500       Check Point Software Technologies Ltd.*                 2,411,688
       16,000       Dassault Systems SA                                     1,138,567
       28,000       FI Systems *                                              319,140
       45,000       NIIT Ltd.                                               1,631,406
       36,000       Softbank Corp.                                          1,879,108
                                                                       --------------
                                                                       $    9,362,902
                                                                       --------------
                    ELECTRONICS (COMPONENT DISTRIBUTORS) - 3.5%
      121,250       Philips Electronics NV                             $    4,006,817
       20,000       Siemens AG                                              2,290,870
      350,000       Toshiba Corp.                                           2,476,899
                                                                       --------------
                                                                       $    8,774,586
                                                                       --------------
                    ELECTRONICS (INSTRUMENTATION) - 1.1%
      900,000       Elec & Eltek International Co., Ltd.               $    2,664,000
                                                                       --------------
                    ELECTRONICS (SEMICONDUCTORS) - 4.7%
       97,000       Fujitsu Ltd.                                       $    1,546,054
       70,000       Hyundai Electronics Industries Co., Ltd.*                 393,912
       17,000       Rohm Co., Ltd.                                          4,091,954
       36,000       STmicroelectronics*                                     1,516,408
      403,200       Taiwan Semiconductor Manufacturing Co.*                 1,092,534
       40,000       Tokyo Electron Ltd.                                     2,848,772
                                                                       --------------
                                                                       $   11,489,634
                                                                       --------------
                    SERVICES (COMPUTER SYSTEMS) - 0.5%
      100,000       Baltimore Technologies Plc*                        $      412,235
      160,000       Bull SA*                                                  862,445
                                                                       --------------
                                                                       $    1,274,680
                                                                       --------------
                    SERVICES (DATA PROCESSING) - 0.4%
      103,000       Infonet Services Corp.*                            $      585,813
      100,000       Merkantildata ASA*                                        405,957
                                                                       --------------
                                                                       $      991,770
                                                                       --------------
                    TOTAL TECHNOLOGY                                   $   52,796,714
                                                                       --------------

    The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS 11/30/00                                 (CONTINUED)

      SHARES                                                                 VALUE

                    TRANSPORTATION - 1.2%
                    RAILROADS - 1.2%
      110,000       Bombardier Inc. (Class B)                          $    1,597,733
      100,000       Railtrack Group Plc                                     1,350,425
                                                                       --------------
                    TOTAL TRANSPORTATION                               $    2,948,158
                                                                       --------------
                    UTILITIES - 1.5%
                    ELECTRIC COMPANIES - 1.5%
      670,000       British Energy Plc                                 $    2,400,062
      400,000       British Energy Plc (Deferred Shares)*                           -
       80,000       Endesa SA                                               1,296,450
                                                                       --------------
                    TOTAL UTILITIES                                    $    3,696,512
                                                                       --------------
                    TOTAL COMMON STOCKS
                    (Cost $245,491,979))                               $  240,208,369
                                                                       --------------
                    TOTAL INVESTMENT IN SECURITIES - 100%
                    (Cost $252,333,772) (a)(b)(c)                      $  247,054,824
                                                                       ==============

    The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND

*     Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2000, the value of these securities amounted to $2,440,638 or 1.0% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom                                           21.0%
      Japan                                                    17.1
      France                                                   13.1
      Switzerland                                               6.3
      Italy                                                     5.1
      Finland                                                   4.7
      Germany                                                   4.6
      Netherlands                                               4.3
      Spain                                                     4.1
      Australia                                                 3.4
      Canada                                                    2.6
      Singapore                                                 2.1
      Mexico                                                    1.9
      Sweden                                                    1.6
      Hong Kong                                                 1.5
      South Korea                                               1.1
      Israel                                                    1.0
      India                                                     1.0
      Others (individually less than 1%)                        3.5
                                                              -----
                                                              100.0%
                                                              -----

(b) At November 30, 2000, the net unrealized loss on investments based on cost for federal income tax purposes of $253,459,687 was as follows:

    Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost                   $  45,433,935
                                                                        -------------
    Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                     (51,838,798)
                                                                        -------------
    Net unrealized loss                                                 $  (6,404,863)
                                                                        =============

(c) At November 30, 2000, the Fund had a net capital loss carryforward of $36,126,364 which will expire in 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2000 aggregated $161,136,998 and $250,391,824, respectively.

    The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND
BALANCE SHEET 11/30/00

ASSETS:
  Investment in securities, at value (cost $252,333,772)               $  247,054,824
  Foreign currencies, at value                                                141,155
  Receivables -
     Investment securities sold                                             3,242,203
     Fund shares sold                                                          63,985
     Dividends, interest and net foreign taxes withheld                       678,530
     Forward foreign currency settlement hedge contracts, open - net            5,652
  Other                                                                         7,170
                                                                       --------------
       Total assets                                                    $  251,193,519
                                                                       --------------
LIABILITIES:
  Payables -
     Fund shares repurchased                                           $    2,924,035
  Due to bank                                                               5,821,592
  Due to affiliates                                                           405,849
  Accrued expenses                                                            273,271
                                                                       --------------
       Total liabilities                                               $    9,424,747
                                                                       --------------
NET ASSETS:
  Paid-in capital                                                      $  283,225,831
  Accumulated undistributed net investment income                           1,121,969
  Accumulated net realized loss on investments and foreign currency
     transactions                                                         (37,252,278)
  Net unrealized loss on investments                                       (5,278,948)
  Net unrealized loss on forward foreign currency contracts and other
     assets and liabilities denominated in foreign currencies                 (47,802)
                                                                       --------------
       Total net assets                                                $  241,768,772
                                                                       ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $194,303,633/10,873,805 shares)                    $       17.87
                                                                       ==============
  Class B (based on $42,380,158/2,461,193 shares)                      $       17.22
                                                                       ==============
  Class C (based on $5,084,981/297,752 shares)                         $       17.08
                                                                       ==============
MAXIMUM OFFERING PRICE:
  Class A                                                              $       18.96
                                                                       ==============

    The accompanying notes are an integral part of these financial statements

PIONEER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS

   FOR THE YEAR ENDED 11/30/00

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $408,907)  $  4,173,534
   Interest (net of foreign taxes withheld of $793)            330,367
                                                          -------------
         Total investment income                                        $   4,503,901
                                                                        -------------
EXPENSES:
   Management fees                                        $  3,482,177
   Transfer agent fees
      Class A                                                  842,297
      Class B                                                  287,018
      Class C                                                   48,014
   Distribution fees
      Class A                                                  709,583
      Class B                                                  668,720
      Class C                                                   68,333
   Administrative fees                                         111,792
   Custodian fees                                              174,579
   Registration fees                                            52,137
   Professional fees                                            95,464
   Printing                                                     32,405
   Fees and expenses of nonaffiliated trustees                  27,642
   Miscellaneous                                               192,391
                                                          -------------
      Total expenses                                                    $   6,792,552
      Less fees paid indirectly                                               (71,841)
                                                                        -------------
      Net expenses                                                      $   6,720,711
                                                                        -------------
         Net investment loss                                            $  (2,216,810)
                                                                        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments (net of capital gains taxes
         paid of $2,228)                                  $ 49,512,212
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies  (3,713,891)  $ 45,798,321
                                                          -------------  ------------
   Change in net unrealized gain or loss from:
      Investments                                         $(88,115,303)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies   7,353,871   $(80,761,432)
                                                          -------------  ------------

      Net loss on investments and foreign currency
         transactions                                                    $(34,963,111)
                                                                        -------------
      Net decrease in net assets resulting from operations               $(37,179,921)
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

  FOR THE YEARS ENDED 11/30/00 AND 11/30/99

                                                                YEAR ENDED      YEAR ENDED
FROM OPERATIONS:                                                 11/30/00        11/30/99
  Net investment loss                                         $   (2,216,810) $   (1,425,035)
  Net realized gain (loss) on investments and foreign
   currency transactions                                          45,798,321     (25,969,005)
  Change in net unrealized gain or loss on investments
   and foreign currency transactions                             (80,761,432)    107,535,519
                                                             ---------------  ---------------
         Net increase (decrease) in net assets resulting
           from operations                                    $  (37,179,921) $   80,141,479
                                                             ---------------  ---------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
   Class A ($0.00 and $0.13 per share, respectively)          $       -       $   (2,399,549)
   Class B ($0.00 and $0.01 per share, respectively)                  -              (23,042)
   Class C ($0.00 and $0.01 per share, respectively)                  -               (4,556)
  Tax return of capital:
   Class A ($0.00 and $0.07 per share, respectively)                  -           (1,204,656)
   Class B ($0.00 and $0.00 per share, respectively)                  -              (11,568)
   Class C ($0.00 and $0.00 per share, respectively)                  -               (2,288)
                                                             ---------------  ---------------
     Total distributions to shareowners                       $       -       $   (3,645,659)
                                                             ---------------  ---------------
FROM FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares                           $  570,455,693  $  732,186,890
   Reinvestment of distributions                                      -            3,122,489
   Cost of shares repurchased                                   (655,774,815)   (826,468,074)
                                                             ---------------  ---------------
     Net decrease in net assets resulting from
         fund share transactions                              $  (85,319,122) $  (91,158,695)
                                                             ---------------  ---------------
     Net decrease in net assets                               $ (122,499,043) $  (14,662,875)
NET ASSETS:
  Beginning of period                                            364,267,815     378,930,690
                                                             ---------------  ---------------
  End of period (including accumulated undistributed net
   investment income of $1,121,969 and $7,054,898,
   respectively)                                                $241,768,772  $ 364,267,815
                                                             ===============  ===============


                                 '00 SHARES   '00 AMOUNT    '99 SHARES   '99 AMOUNT
CLASS A
Shares sold                      25,027,014  $ 529,332,075  32,091,205  $ 570,168,660
Reinvestment of distributions         -              -         183,719      3,090,161
Less shares repurchased         (27,836,186)  (595,590,986)(36,934,109)  (660,076,431)
                                -----------   ------------ -----------  -------------
     Net decrease                (2,809,172) $ (66,258,911) (4,659,185) $ (86,817,610)
                                ===========   ============ ===========  =============
CLASS B
Shares sold                         941,701  $  21,125,829   1,569,989  $  28,634,272
Reinvestment of distributions          -            -            1,713         28,243
Less shares repurchased          (1,836,221)   (40,063,009) (1,735,677)   (30,479,670)
                                -----------   ------------ -----------  -------------
     Net decrease                  (894,520) $ (18,937,180)   (163,975) $   1,817,155)
                                ===========   ============ ===========  =============
CLASS C
Shares sold                         960,752  $  19,997,789   7,828,598  $ 133,383,958
Reinvestment of distributions          -             -             249          4,085
Less shares repurchased            (955,502)   (20,120,820) (7,901,215)  (135,911,973)
                                -----------   ------------ -----------  -------------
     Net increase (decrease)          5,250  $    (123,031)    (72,368) $  (2,523,930)
                                ===========   ============ ===========  =============

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS 11/30/00

                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                       11/30/00     11/30/99     11/30/98      11/30/97     11/30/96
CLASS A
Net asset value, beginning of year                                     $  21.14     $  17.14    $  23.66     $  23.39     $  21.21
                                                                       --------     --------    --------     --------     ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                        $   0.00(a)  $  (0.09)   $   0.14     $   0.13     $   0.10
   Net realized and unrealized gain (loss) on investments and foreign
     currency transactions                                                (3.27)        4.29       (2.06)        1.87         2.32
                                                                       --------     --------    --------     --------     ---------
        Net increase (decrease) from investment operations             $  (3.27)    $   4.20    $  (1.92)    $   2.00     $   2.42
Distributions to shareowners:
   Net investment income                                                     -         (0.13)      (1.15)       (0.26)         -
   Net realized gain                                                         -            -        (3.45)       (1.47)       (0.24)
   Tax return of capital                                                     -         (0.07)        -            -            -
                                                                       --------     --------    --------     --------     ---------
Net increase (decrease) in net asset value                             $   (3.27)   $   4.00    $  (6.52)    $   0.27     $   2.18
                                                                       --------     --------    --------     --------     ---------
Net asset value, end of year                                           $  17.87     $  21.14    $  17.14     $  23.66     $  23.39
                                                                       ========     ========    ========     ========     =========
Total return*                                                            (15.47)%      24.77%      (9.35)%       9.28%       11.40%
Ratio of net expenses to average net assets+                               1.71%        1.89%       1.73%        1.69%        1.77%
Ratio of net investment income (loss) to average net assets+              (0.45)%      (0.27)%      0.60%        0.51%        0.26%
Portfolio turnover rate                                                      46%          90%        123%         154%         173%
Net assets, end of year (in thousands)                                 $194,304     $289,291    $314,381     $395,572     $378,956
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                            1.69%        1.88%       1.72%        1.67%        1.76%
   Net investment income (loss)                                           (0.43)%      (0.26)%      0.61%        0.53%        0.27%

(a) Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

   PIONEER INTERNATIONAL GROWTH FUND
   FINANCIAL HIGHLIGHTS 11/30/00

                                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                       11/30/00     11/30/99    11/30/98(a)   11/30/97     11/30/96
CLASS B
Net asset value, beginning of year                                    $ 20.56      $ 16.63      $ 23.09      $ 22.89      $ 20.94
                                                                      -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $ (0.28)     $ (0.19)     $ (0.04)     $ (0.06)     $  0.15
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                  (3.06)        4.13        (1.97)        1.85         2.04
                                                                      -------      -------      -------      -------      -------
        Net increase (decrease) from investment operations            $ (3.34)     $  3.94      $ (2.01)     $  1.79      $  2.19
Distributions to shareowners:
   Net investment income                                                  -          (0.01)       (1.00)       (0.12)         -
   Net realized gain                                                      -            -          (3.45)       (1.47)       (0.24)
   Tax return of capital                                                  -          (0.00)(b)      -            -            -
                                                                      -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                            $ (3.34)     $  3.93      $ (6.46)     $  0.20      $  1.95
                                                                      -------      -------      -------      -------      -------
Net asset value, end of year                                          $ 17.22      $ 20.56      $ 16.63      $ 23.09      $ 22.89
                                                                      =======      =======      =======      =======      =======
Total return*                                                          (16.24)%      23.71%      (10.09)%       8.44%       10.45%
Ratio of net expenses to average net assets+                             2.61%        2.72%        2.57%        2.49%        2.60%
Ratio of net investment loss to average net assets+                     (1.33)%      (1.14)%      (0.24)%      (0.23)%      (0.51)%
Portfolio turnover rate                                                    46%          90%         123%         154%         173%
Net assets, end of year (in thousands)                                $42,380      $69,001      $58,519      $81,438      $69,056
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                          2.59%        2.71%        2.56%        2.47%        2.58%
   Net investment loss                                                  (1.31)%      (1.13)%      (0.23)%      (0.21)%      (0.49)%



(a) The per share data presented above is based upon the average shares outstanding for the period presented.

(b)  Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

 PIONEER INTERNATIONAL GROWTH FUND

 FINANCIAL HIGHLIGHTS 11/30/00

                                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   1/31/96 TO
                                                                   11/30/00    11/30/99(a)   11/30/98(a)   11/30/97(a)   11/30/96
CLASS C
Net asset value, beginning of period                               $ 20.43     $ 16.53       $ 22.90       $ 22.84      $ 22.46
                                                                   -------     -------       -------       -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $ (0.37)    $ (0.17)      $ (0.02)      $  -         $  0.02
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                               (2.98)       4.08         (1.87)         1.77         0.60
                                                                   -------     -------       -------       -------      -------
        Net increase (decrease) from investment operations         $ (3.35)    $  3.91       $ (1.89)      $  1.77      $  0.62
Distributions to shareowners:
   Net investment income                                               -         (0.01)        (1.03)        (0.24)         -
   Net realized gain                                                   -           -           (3.45)        (1.47)       (0.24)
   Tax return of capital                                               -         (0.00)(b)       -             -           -
                                                                   -------     -------       -------       -------      -------
Net increase (decrease) in net asset value                         $ (3.35)    $  3.90       $ (6.37)      $  0.06      $  0.38
                                                                   -------     -------       -------       -------      -------
Net asset value, end of period                                     $ 17.08     $ 20.43       $ 16.53       $ 22.90      $ 22.84
                                                                   =======     =======       =======       =======      =======
Total return*                                                       (16.40)%     23.69%        (9.55)%        8.45%        2.75%
Ratio of net expenses to average net assets +                         2.87%       2.67%         2.38%         2.50%        2.36%**
Ratio of net investment income (loss) to average net assets +        (1.61)%     (1.00)%       (0.13)%       (0.03)%       0.13%**
Portfolio turnover rate                                                 46%         90%          123%          154%         173%
Net assets, end of period (in thousands)                           $ 5,085     $ 5,976       $ 6,031       $ 9,303      $ 6,078
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                       2.82%       2.64%         2.35%         2.47%        2.31%**
   Net investment income (loss)                                      (1.56)%     (0.97)%       (0.10)%        0.00%        0.18%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

(b)  Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios assuming no reduction for fees paid indirectly.

     The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS 11/30/00

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer International Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the

PIONEER INTERNATIONAL GROWTH FUND

     exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.


     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may

PIONEER INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS 11/30/00                               (CONTINUED)

     arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2000, the Fund paid $2,228 in such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2000, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November, 2000, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2000, the Fund reclassified $3,716,119 from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

PIONEER INTERNATIONAL GROWTH FUND

E.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $74,816 in underwriting commissions on the sale of fund shares during the year ended November 30, 2000.

F.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on it's respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2000, $221,231 was payable to PIM related to management fees, administrative fees and certain other expenses.

3. TRANSFER AGENT

PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $91,642 in transfer agent fees payable to PSC at November 30, 2000.

PIONEER INTERNATIONAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS 11/30/00                               (CONTINUED)

4. DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $83,794 in distribution fees payable to PFD at November 30, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2000, CDSCs in the amount of $407,636 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain expenses offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2000, the Fund's expenses were reduced by $71,841 under such arrangements.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At November 30, 2000, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2000, the Fund had no outstanding portfolio hedges. At November 30, 2000, the gross forward currency settlement contracts receivable and payable were $3,247,856 and $3,242,204, respectively, resulting in a net receivable of $5,652.

PIONEER INTERNATIONAL GROWTH FUND

7. LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended November 30, 2000 was $1,948,361. The average daily shares outstanding during the period were 16,152,449 resulting in an average borrowing per share of $0.12. The related weighted average annualized interest rate for the period was 6.44%, and the total interest expense on such borrowings was $178,335.

PIONEER INTERNATIONAL GROWTH FUND
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
PIONEER INTERNATIONAL GROWTH FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Growth Fund (the Fund) as of November 30, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 8, 2000

PIONEER INTERNATIONAL GROWTH FUND
RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer International Growth Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc. ("Pioneer"), the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.

PROPOSAL 1 - TO APPROVE A NEW MANAGEMENT CONTRACT.

AFFIRMATIVE                   AGAINST                     ABSTAIN
-----------                   -------                     -------
9,613,072.382               262,933.674                 351,554.199

PROPOSAL 2 - TO ELECT TRUSTEES.

NOMINEE                    AFFIRMATIVE                    WITHHELD
-------                    -----------                    --------
M.K. Bush                 9,991,840.162                 235,720.093
J.F. Cogan, Jr.           9,991,375.374                 236,184.881
Dr. R.H. Egdahl           9,998,136.944                 229,423.311
M.B.W. Graham            10,008,079.844                 219,480.411
M.A. Piret               10,013,631.633                 213,928.622
D.D. Tripple             10,007,882.113                 219,678.142
S.K. West                 9,991,937.074                 235,623.181
J. Winthrop              10,010,529.121                 217,031.134

PIONEER INTERNATIONAL GROWTH FUND
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES                             OFFICERS

JOHN F. COGAN, JR., CHAIRMAN         John F. Cogan, Jr., President
                                     David D. Tripple, Executive Vice President
Mary K. Bush                         Vincent Nave, Treasurer
Richard H. Egdahl, M.D.              Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


INVESTMENT ADVISER

Pioneer Investment Management, Inc.

CUSTODIAN

Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

PRINCIPAL UNDERWRITER

Pioneer Funds Distributor, Inc.

LEGAL COUNSEL

Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT

Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


GROWTH FUNDS                              INCOME FUNDS

UNITED STATES                             TAXABLE

Pioneer Growth Shares                     Pioneer America Income Trust
Pioneer Micro-Cap Fund                    Pioneer Bond Fund
Pioneer Mid-Cap Fund                      Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund                Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund         Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund                  TAX-FREE

INTERNATIONAL/GLOBAL                      Pioneer Tax-Free Income Fund

Pioneer Emerging Markets Fund             MONEY MARKET FUND
Pioneer Europe Fund
Pioneer Indo-Asia Fund                    Pioneer Cash Reserves Fund*
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS

Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares


     * An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


INDIVIDUAL PLANS
INDIVIDUAL RETIREMENT ACCOUNT (IRA)

An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


ROTH IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) PLAN

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) IRA PLAN

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


               Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

403(b) PLAN

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

PROFIT SHARING PLAN

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

AGE-WEIGHTED PROFIT SHARING PLAN

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

MONEY PURCHASE PENSION PLAN (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

   Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your Investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE-SM-

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-DAY REINSTATEMENT PRIVILEGE (FOR CLASS A SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS

Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE-SM- for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                               ask.pioneer@piog.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[LOGO] PIONEER
       INVESTMENTS*

      PIONEER INVESTMENT MANAGEMENT, INC.
      60 STATE STREET                         9501-00-0101
      BOSTON, MASSACHUSETTS 02109         -C- PIONEER FUNDS DISTRIBUTOR, INC.
      www.pioneerfunds.com                    PRINTED ON RECYCLED PAPER [LOGO]